UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2025

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 16, 2024, The Dallas Morning News, Inc. (“TDMN”), a Delaware corporation and a wholly-owned subsidiary of DallasNews Corporation, a Texas corporation, entered into a Purchase and Sale Agreement (as amended on December 23, 2024, the “Sale Agreement”) with 2201 Luna Road, LLC, a Texas limited liability company (as succeeded by Plano Estates, LLC, a Texas limited liability company, the “Purchaser”), with respect to the sale of the property located at 3900 Plano Parkway, Plano, Texas 75075, including the building that currently serves as TDMN’s print facility and the surrounding land (collectively, the “North Plant Property”).

The Sale Agreement provided for a customary inspection period that was scheduled to expire on January 31, 2025. Prior to expiration of the inspection period, TDMN and the Purchaser agreed to extend the expiration of the inspection period to February 3, 2025. On February 3, 2025, TDMN and the Purchaser entered into a Second Amendment to Purchase and Sale Agreement, which allowed the Purchaser to extend the expiration of the inspection period to February 4, 2025 in exchange for an additional $100,000 deposit, which amount was fully earned by TDMN and is nonrefundable to the Purchaser except in certain limited circumstances. TDMN and the Purchaser subsequently agreed to extend the expiration of the inspection period to February 5, 2025.

On February 5, 2025, the Purchaser delivered to TDMN written notice of its election to proceed with the transactions contemplated by the Sale Agreement (collectively, the “Sale Transaction”). As previously disclosed, the Sale Agreement contemplates closing of the Sale Transaction on or before February 28, 2025.

Also on February 5, 2025, TDMN and the Purchaser entered into a Third Amendment to Purchase and Sale Agreement, pursuant to which TDMN agreed to conduct additional environmental testing at the North Plant Property and to, upon the consummation of the Sale Transaction, deposit $600,000 (the “Escrow Funds”) with an escrow agent. If additional testing indicates that remediation is required under applicable environmental law, TDMN will be responsible for such remediation, but only to the extent Escrow Funds are available to pay for such remediation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2025	DALLASNEWS CORPORATION

	By:	/s/ Catherine G. Collins
Catherine G. Collins
Chief Financial Officer